Exhibit 10.6.2

FIRST AMENDMENT

TO THE

CAPITAL ONE FINANCIAL CORPORATION

VOLUNTARY NON-QUALIFIED DEFERRED COMPENSATION PLAN

The Capital One Financial Corporation Voluntary Non-Qualified Deferred Compensation Plan, amended and restated effective as of January 1, 2012 (the “Plan”), in accordance with Section 12 of the Plan, is hereby amended as follows, effective as of January 1, 2013:

1.	The reference to “Section 5” in Section 1(x) is revised to read “Section 7(d)”.

2.	Section 5(c) is amended to read as follows:

In addition to the credits described in Section 5(a), the Company may, in its discretion, make additional Company credits (“Discretionary Credits”) on behalf of any Eligible Associate. In its sole discretion, the Company shall determine (i) the Eligible Associates to be credited with any Discretionary Credit, (ii) the amount of any such Discretionary Credit, (iii) the vesting schedule applicable thereto (including any accelerated vesting thereof and the events of such acceleration), (iv) the distribution terms, including the form and timing of payment for such Discretionary Credit, (v) the limitations (if any) on the Investment Funds in which the Discretionary Credit may be deemed invested, and (vi) such other terms and conditions as determined by the Company that are not inconsistent with the requirements of Section 409A of the Code. In addition, the Company may permit the Participant to elect the timing and form of distribution of such Discretionary Credits, provided that any such election shall be made no later than the latest time permitted by Section 409A of the Code (which, (i) for sign-on bonuses, shall be the day before the Participant commences employment, and (ii) for discretionary bonuses for which the Participant is required to provide services for at least 12 months from the date the Participant receives a legally binding right to avoid forfeiture of the bonus, shall be 30 days after such legally binding right is obtained, provided that such election is made at least 12 months before the earliest date on which the forfeiture condition could lapse), and the default distribution provisions under Section 7 shall apply if a valid election is not timely received if the Participant is provided an opportunity to elect the time and form of distribution pursuant to this sentence.

[Signature Page Follows.]

IN WITNESS WHEREOF, Capital One Financial Corporation hereby adopts this Amendment to the Capital One Financial Corporation Voluntary Non-Qualified Deferred Compensation Plan as of this 28th day of January, 2013.

CAPITAL ONE FINANCIAL CORPORATION

By:	/s/ Carol E. Anderson

Name:	Carol E. Anderson

Title:	MVP, Compensation

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